                                POWER OF ATTORNEY

     The undersigned, hereby constitutes and appoints Michael K. Quain, Scott MacLeod, Paul J. Jasinski and Andrew S. Josef, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

      WITNESS my hand on the date set forth below.

Signature                            Title                      Date
---------                            -----                      ----

/s/ Robert S. Matthews               Trustee                    December 2, 1998
----------------------
Robert S. Matthews

                                POWER OF ATTORNEY

     The undersigned, hereby constitutes and appoints Michael K. Quain, Scott MacLeod, Paul J. Jasinski and Andrew S. Josef, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

      WITNESS my hand on the date set forth below.

Signature                         Title                         Date
---------                         -----                         ----

/s/ Gerard J.M. Vlak              Trustee                       December 2, 1998
--------------------
Gerard J.M. Vlak

                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints Michael K. Quain, Scott MacLeod, Paul J. Jasinski and Andrew S. Josef, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

      WITNESS my hand on the date set forth below.

Signature                          Title                        Date
---------                          -----                        ----

/s/ Peter Wolfram                  Trustee                      December 2, 1998
-----------------
Peter Wolfram

                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints Michael K. Quain, Scott MacLeod, Paul J. Jasinski and Andrew S. Josef, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

      WITNESS my hand on the date set forth below.

Signature                          Title                        Date
---------                          -----                        ----

/s/ Harvey B. Kaplan               Trustee                      December 2, 1998
--------------------
Harvey B. Kaplan

                                POWER OF ATTORNEY

         The undersigned, hereby constitutes and appoints Michael K. Quain, Scott MacLeod, Paul J. Jasinski and Andrew S. Josef, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of JULIUS BAER INVESTMENT FUNDS and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

      WITNESS my hand on the date set forth below.

Signature                          Title                        Date
---------                          -----                        ----

/s/ Martin Vogel                   Trustee                      December 2, 1998
----------------
Martin Vogel